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                               VIRBAC CORPORATION
                                    FORM 10-Q
                               SEPTEMBER 30, 2003

Exhibit 10.14

Secured Subordinated Promissory Note for $3,000,000 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated April 9, 2004.

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      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED ("THE SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NO INTEREST HEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THIS NOTE, (B) THE BORROWERS RECEIVE AN OPINION OF LEGAL COUNSEL ADDRESSED TO THE HOLDER OF THIS NOTE (CONCURRED IN BY LEGAL COUNSEL FOR THE HOLDER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE BORROWERS ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

      THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT IN FAVOR OF FIRST BANK DATED AS OF APRIL 9, 2004.

April 9, 2004                                                      $3,000,000.00

                               VIRBAC CORPORATION
                      SECURED SUBORDINATED PROMISSORY NOTE

      FOR VALUE RECEIVED, Virbac Corporation, a Delaware corporation (the "Company"), PM Resources, Inc., a Missouri corporation ("PM"), St. Jon Laboratories, Inc., a California corporation ("St. Jon"), Francodex Laboratories, Inc., a Kansas corporation ("Francodex"), Delmarva Laboratories, Inc., a Virginia corporation ("Delmarva") and Virbac AH, Inc., a Delaware corporation ("AH", with Virbac , PM, St. Jon, Francodex, Delmarva and AH being hereafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"), hereby promise to pay to the order of Virbac S. A. or its registered assigns (the "Holder"), the maximum aggregate principal sum of Three Million Dollars ($3,000,000.00) or such lesser amount of any loans made by Holder to Borrowers as recorded on the books and records of Holder, together with interest thereon at the rate(s) set forth in Section 1 below. This Secured Subordinated Promissory Note (this "Note") shall be subordinate to the indebtedness (the "Senior Indebtedness") of Borrowers under that certain Credit Agreement, dated September 7, 1999, as previously amended, most recently by the Seventh Amendment, dated March 1, 2004, and as the same may be further amended hereafter (the "Credit Agreement") and the obligation of Borrowers to repay the principal and interest due to the Holder under this Note shall be secured by a collateral pledge of all the current and future assets of Borrowers pursuant to the Security Agreement, dated of even date herewith, entered into by Borrowers and the Holder named therein (the "Security Agreement"), which lien shall be subordinate to any lien granted by Borrowers to secure payment of the Senior Indebtedness pursuant to the terms of the Subordination Agreement entered into by the Holder in favor of First Bank, dated of even date herewith. Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Borrowers for cancellation.

      At any time it is requesting a loan, the Company shall give written or telecopy notice to Holder, which notice shall be irrevocable and shall be given by no later than 9:00 a.m. (Central Time) four days prior to the date it requests that Holder make a loan hereunder. Each such notice shall specify the date the loan is requested (which shall be a business day) and the dollar amount of such loan. Holder shall use commercially reasonable efforts to provide currently available cash to Borrowers on the date specified in Borrowers' request but shall not be liable to Borrowers or any other person if it fails to provide currently available cash to Borrowers on or before the close of business on the specified date if such failure is a result of the process and procedures necessary to transfer cash balances across international borders.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1. Calculation of Interest.

      (a) From the date hereof until all of Borrowers' obligations under this Note have been fully satisfied, the principal outstanding under this Note from time to time shall bear interest on a basis of a 360-day year for the actual number of days amounts are outstanding hereunder, at a variable rate initially equal to five and one half percent (5.5%) per annum (the "Base Rate") as adjusted in accordance with the provisions of subsection (b) below (such rate, as adjusted, the "Adjusted Rate").

      (b) On the first day of each calendar month beginning with May 1, 2004 (each such day an "Interest Rate Adjustment Date"), the interest rate to be charged against the outstanding principal balance for the remainder of that calendar month will be recalculated by adding to the Base Rate such amount equal to the higher of (i) the amount by which the Current One Month LIBOR US Dollar Rate exceeds the LIBOR Reference Rate or (ii) the amount that the Current One Month EURIBOR Rate exceeds the EURIBOR Reference Rate, provided, however, that:

            (i) No adjustment shall be made to the Base Rate on any Interest Rate Adjustment Date prior to the first Interest Rate Adjustment Date until either the Current One Month LIBOR US Dollar Rate exceeds the LIBOR Reference Rate or the Current One Month EURIBOR Rate exceeds the EURIBOR Reference Rate, respectively, by more than 50 basis points (0.5%); thereafter, the Adjusted Rate will be adjusted on each Interest Rate Adjustment Date as set forth in the first paragraph of this Section l(b); and

            (ii) Although the Adjusted Rate may decrease following any decrease in the one month LIBOR Spot Rate or Current One Month EURIBOR Rate, it shall not be adjusted below five and one half percent (5.5%) per annum.

      (c) For purposes of the forgoing:

            (i) "Current One Month LIBOR US Dollar Rate" means the average rate of interest equal to the per annum rate of interest at which United States dollar deposits with a duration of one month are offered in the London

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

                  Interbank Market two business days prior to the applicable Interest Rate Adjustment Date, as calculated and reported daily by TELERATE

           (ii) "Current One Month EURIBOR Rate" means the average rate of interest equal to the per annum rate of interest at which Euro deposits with a duration of one month are offered in the London Interbank Market two business days prior to the applicable Interest Rate Adjustment Date, as calculated and reported daily by TELERATE.

          (iii) "EURIBOR Reference Rate" means the Current One Month EURIBOR Rate as measured on March 31, 2004 or 2.024%.

           (iv) "LIBOR Reference Rate" means the Current One Month LIBOR US Dollar Rate as measured on March 31, 2004 or 1.09%.

      (d) On the last day of each calendar month beginning April 30, 2004 the amount of interest due under this Note shall be calculated by applying the Adjusted Rate as determined on the first day of such calendar month (or with respect to the April 30, 2004 calculation by applying 5.5%) to the daily outstanding principal balance under this Note. In making this calculation, amounts will be deemed outstanding as of the beginning of the business day on which holder initiates the transfer of such funds to Borrowers regardless of the date on which such funds actually become available to Borrower in the United States. Following the monthly calculation of interest due on this Note as provided above, Holder shall deliver a written invoice to Borrowers. Each invoice delivered by Holder to Borrowers hereunder shall show in reasonable detail the method used to calculate the amount of interest shown on each such invoice and shall be reasonably presumptive evidence of the interest then due and owing on the Note.

2. Payments. All payments due hereunder shall be paid in United States dollars and shall be made by wire transfer of immediately available funds to the account or accounts from time-to-time specified in writing by Holder. Payments shall be deemed to have been made on the date on which Borrowers initiated the transfer of funds regardless of the date on which such funds actually become available to Holder. Payment of the principal and interest on this Note shall be due and payable as provided below.

      (a) Payments of interest on this Note shall be payable by Borrowers monthly, not more than three (3) business days following Borrowers' receipt of an invoice from Holder as set forth in Section l(d) above. Any accrual and unpaid interest outstanding as of the Maturity Date (as defined below) shall be paid together with the principal payment as provided in Section 2(b) below.

      (b) The principal of this Note shall be due and payable in a single installment upon the earlier to occur of July 9, 2004 (the "Maturity Date") or an Event of Default (as defined in Section 3 hereof); provided, however, that the Maturity Date shall automatically be extended for up to three (3) periods of three months (with the last day of each such three (3) month period beginning an "Extended Maturity Date") unless Holder gives notice to Borrowers that it does not intend to extend

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            the applicable Maturity Date or Extended Maturity Date. Such notice must be provided no more than thirty (30) and not less than fifteen
            (15) days prior to the Maturity Date or Extended Maturity Date, as the case may be. Notwithstanding the foregoing, Borrowers may, at any time, prepay all or any portion of the principal of and accrued interest on this Note without premium or penalty.

      (c) Each payment made by Borrowers shall be applied first to the reimbursement of any costs, fees and expenses accrued by Holder, together with interest thereon, as provided in Section 4(b) below, second to the payment of any and all late charges, third to the payment of any and all accrued and unpaid interest and fourth to the payment of the principal of this Note.

3. Events of Default. The following events shall constitute an "Event of Default" under this Note:

      (a) Borrowers shall fail to pay any amount owed as required under the terms of this Note.

      (b) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of any of Borrowers or all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to any of Borrowers or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced, and an order for relief entered or such proceeding shall not be dismissed, discharged or stayed within ninety (90) days of commencement;

      (c) Any of Borrowers shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they come due, (iii) make a general assignment for the benefit of its creditors, (iv) be dissolved or liquidated in full or in part, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

      (d) Any of Borrowers fail to satisfy in any material respect, or otherwise breach, any of the representations, warranties or covenants in this Note or the Security Agreement.

      (e) The occurrence and continuance of an Event of Default (as defined therein) under the Security Agreement.

      (f) The occurrence and continuance of an event of default under the Credit Agreement by and among Borrowers and Senior Lender dated September 7, 1999, as amended, or any ancillary documents thereto.

If an Event of Default (other than an Event of Default specified in Section 3(c) or Section 3(d) hereof) occurs and is continuing, then the Holder may declare the outstanding principal amount and any accrued interest on this Note and all other payments payable hereunder to be forthwith due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, to the fullest extent permitted by applicable law. If an Event of Default specified in
Section 3(c) or Section 3(d) hereof occurs and is continuing, then the outstanding principal amount and any accrued interest on this Note and all other payments payable hereunder shall become and be immediately due and payable without any declaration or other act on the part of the Holder, and the Holder may take all actions or exercise remedies provided for pursuant to the Security Agreement, or otherwise, with respect to the pledged Collateral (as defined in the Security Agreement). The Holder by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, other than nonpayment of principal or interest that has become due solely because of such acceleration. No such rescission shall affect any subsequent default or impair any right thereto.

4. Miscellaneous.

      (a) Usury. It is the express intent of the Borrowers and the Holder hereto that the payment of all or any portion of the outstanding principal amount of and accrued interest under this Note be exempt from the application of any applicable usury or similar laws under any state, federal or foreign jurisdiction. Each of the Borrowers hereby irrevocably waive, to the fullest extent permitted by law, any objection or defense which any Borrower, may now or hereafter have to the payment when due of any and all Note principal or accrued interest arising out of or relating to a claim of usury or similar laws and each of the Borrowers hereby agrees that neither it nor any of its affiliates shall in the future bring, commence, maintain, prosecute or voluntarily aid in any action at law, proceeding in equity or other legal proceeding against the Holder based on a claim that Borrowers' payment obligations under this Note violate the usury or similar laws of any state, federal or foreign jurisdiction. Notwithstanding the foregoing, in the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal amount due under this Note.

      (b) Expenses. Borrowers agree to pay all costs of collection, including reasonable attorneys' fees, incurred by the Holder in collecting or enforcing this Note. The Borrowers agree to pay Holder upon demand, the amount of any and all expenses, including fees, expenses and disbursements of Holder's counsel and of any other expert or agent acting on Holders behalf, that Holder may incur in collecting or enforcing this Note or in exercising rights under the Security Agreement or the Subordination Agreement. Notwithstanding the forgoing, any expense incurred by Holder as provided above shall be treated as an advance of principal pursuant to this Note and shall bear interest at the then applicable rate from the date such expense was incurred by Holder until the date paid by the Borrowers.

      (c) Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Borrowers and the Holder. A waiver or consent given hereunder shall be effective only if in writing and in the specific instance and for the specific purpose for which given.

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

      (d) Severability. In case any provision of this Note is deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      (e) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                VIRBAC CORPORATION

                                By: /s/ David Eller
                                    -------------------
                                Name: David Eller
                                Title: President

                                PM RESOURCES, INC.

                                By: /s/ David Eller
                                    -------------------
                                Name: David Eller
                                Title: President

                                ST. JON LABORATORIES, INC.

                                By: /s/ David Eller
                                    -------------------
                                Name: David Eller
                                Title: President

                                FRANCODEX CORPORATION, INC.

                                By: /s/ David Eller
                                    -------------------
                                Name: David Eller
                                Title: President

                                DELMARVA CORPORATION, INC.

                                By: /s/ David Eller
                                    -------------------
                                Name: David Eller
                                Title: President

                                VIRBAC AH, INC.

                                By: /s/ David Eller
                                    -------------------
                                Name: David Eller
                                Title: President

                               SECURITY AGREEMENT

      This Security Agreement (hereinafter referred to as this "Security Agreement") is made and entered into as of the 9th day of April, 2004, by and between Virbac Corporation, a Delaware corporation ("Virbac"), PM Resources, Inc., a Missouri corporation ("PM"), St. Jon Laboratories, Inc. a California corporation ("St. Jon"), Francodex Laboratories, Inc., a Kansas corporation ("Francodex"), Delmarva Laboratories, Inc., a Virginia corporation ("Delmarva"), Virbac AH, Inc., a Delaware corporation("AH", with Virbac, PM, St. Jon, Francodex, Delmarva and AH being hereafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"), and Virbac S. A., a corporation organized under the laws of the Republic of France (the "Secured Party").

                                R E C I T A L S:

      WHEREAS, Virbac is in need of additional capital to fund working capital and for other general corporate purposes;

      WHEREAS, in order to allow Virbac to meet its near-term capital requirements, Secured Party is willing to loan Virbac up to $3,000,000.00 on the terms and conditions set forth in that certain Secured Subordinated Promissory Note of even duty herewith (the "Note"); and

      WHEREAS, it is a condition to Secured Party's willingness to advance any funds to Borrowers pursuant to the Note or otherwise that the Borrowers enter into this Security Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. SECURITY INTEREST.

            (a) Borrowers hereby grant to Secured Party, for its benefit, a continuing security interest in, and do hereby collaterally assign, pledge, mortgage, convey and set over unto Secured Party, for its benefit, the Collateral (as defined herein) and all of Borrowers' present and hereafter acquired right, title and interest in and to the Collateral, for the purpose of securing full and punctual payment of amounts due the Secured Party arising under or in connection with the Note and the performance of all obligations, agreements, covenants, terms and conditions contained in the Note and herein as well as any renewals, extensions, refinancings and restructurings of the Note or any additional indebtedness which may be extended by Secured Party to Borrowers. For purposes hereof, Collateral shall mean all of the assets of Borrowers, wherever located, whether presently owned or hereafter acquired, as more fully described on Exhibit A attached hereto.

            (b) The Secured Party shall have a second priority security interest in and to the Collateral subordinate only to the security interest and rights granted pursuant to that certain Credit Agreement, dated September 7, 1999, as previously amended, most recently by the Seventh Amendment, dated March 1, 2004, and as the same may be hereafter amended (the "Credit Agreement"). The indebtedness evidenced by the Credit Agreement is hereinafter referred to as the "Senior Indebtedness" and the party who has, or parties who have, advanced funds to Borrowers pursuant to the Credit Agreement as hereinafter referred to both individually and collectively as the "Senior Lender". The rights and priorities of Secured Party and Senior Lender with respect to the Collateral are more fully set forth in that certain Subordination Agreement dated of even date herewith, entered into by Secured Party in favor of the Senior Lender (the "Subordination Agreement"). The security interests are granted as security only and shall not subject the Secured Party to, or transfer to the Secured Party, or in any way affect or modify, any obligation or liability of the Borrowers therewith.

      2. WARRANTIES, REPRESENTATIONS AND COVENANTS OF BORROWERS. Each of the Borrowers hereby severally, not jointly, warrants, represents and covenants to Secured Party as follows:

            (a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified or licensed to conduct business in each jurisdiction in which the nature of its business or its assets require such qualification or licensing under applicable law.

            (b) Borrowers are the sole owners of, and have good and marketable title to, each and any every part of Collateral, free from any lien, pledge, conditional sale contract, lease or other title retention agreement, security interest, encumbrance or any other adverse claim of any kind, except for the security interests granted to Senior Lender and to Secured Party hereunder. Borrowers will not permit any financing statement to be filed with respect to the Collateral or any portion thereof except in favor of Secured Party and Senior Lender.

            (c) The Collateral will not be used and was not purchased for personal, family or household purposes.

            (d) There is no legal, administrative or other proceeding pending or, to the best of Borrowers' knowledge, threatened against any Borrower or Borrowers' title to the Collateral or against Borrowers' grant of a security interest hereunder, nor do Borrowers know of any basis for the assertion of any such claim.

            (e) At the request of Secured Party, Borrowers have or will join Secured Party in executing one or more financing statements, in form satisfactory to Secured Party, identifying the Collateral and evidencing the security interest of Secured Party in the Collateral pursuant to the requirements of the Uniform Commercial Code in effect in Delaware from time to time (the "UCC"). Borrowers will pay the cost of filing the same or other suitable documents in all public offices wherever filing is deemed by Secured Party to be necessary or desirable. When the UCC financing statements and any other filings necessary to perfect the security interests granted hereby in appropriate form are filed with the appropriate offices, the security interests shall constitute valid and perfected security interests in all of the Collateral that may be perfected by such filings, subordinate to the liens and rights of Senior Lender but prior to all other liens and rights of others therein.

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

            (f) Except for sales of inventory permitted in the ordinary course of their businesses and consistent with past practices, without the prior written consent of Secured Party, Borrowers will not sell, exchange, dispose of, lease, offer to sell or otherwise transfer or otherwise deal with the Collateral or any portion or interest therein, unless simultaneously therewith new items of Collateral, which items may be similar to those proposed to be disposed of and which shall be of equal or greater value, are substituted therefor. All after-acquired property of Borrowers and all additions or replacements acquired pursuant to the provisions of this paragraph shall immediately be and become, without any other act on the part of Borrowers, subject to the security interest and lien created pursuant to this Security Agreement. If the Collateral or any part thereof is sold, transferred, exchanged, or otherwise disposed of, the security interest of Secured Party shall extend to the proceeds of such sale, transfer, exchange or other disposition.

            (g) Borrowers shall cause, as of the date hereof, and shall cause the Collateral at all times to be kept insured at their own expense under one or more policies, for such periods and amounts and against such risks and liabilities, and in such form as are in accordance with prudent industry practices. Borrowers will promptly notify Secured Party of any loss or damage to the Collateral and such insurance shall be for the full replacement value of the Collateral. In the event of foreclosure or sale under this Security Agreement, all right, title and interest of Borrowers in and to any insurance policies then in force shall pass to the purchaser at any such sale, and Secured Party is hereby appointed attorney-in-fact for Borrowers to assign and transfer said policies.

            (h) Borrowers will properly care for and keep the Collateral in good condition and repair and will not misuse, abuse, allow to deteriorate, waste or destroy the Collateral or any part thereof, except for reasonable wear and tear in the course of its normal and expected use.

            (i) With respect to Borrowers' use or ownership of the Collateral or the conduct of their respective businesses, Borrowers will not engage in any material violation of any law, statute or governmental rules, regulation or ordinance.

            (j) Borrowers will pay or cause to be paid all taxes and assessments assessed against the Collateral when the same become due and payable.

            (k) At Secured Party's request, Borrowers will, at their own expense, execute or procure any document, and do all other acts which from the character or use of the Collateral may be reasonably necessary to protect and defend the Collateral against any and all rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder.

            (l) Borrowers shall furnish promptly to Secured Party such information concerning the Collateral as Secured Party may from time to time request. Borrowers shall permit and hereby authorize Secured Party to examine and inspect the Collateral and any portion thereof wherever the same may be located and hereby grant Secured

      Party full access to, and the right to audit, any and all of any Borrowers' books and records pertaining to the Collateral for the purpose of verifying the value of Collateral.

            (m) Borrowers will promptly notify Secured Party of any change in the location of any Collateral or change in any of Borrowers' corporate names, trade names or their form of doing business.

      3. DEFAULT. If one or more of the events described in subsections (a) through (g) of this Section 3 shall happen and be continuing, each of such events shall be referred to as an "Event of Default":

            (a) Default shall be made by Borrowers (i) in the payment of principal of the Note when and as the same shall become due and payable, whether at maturity thereof or otherwise, or (ii) in the payment of interest on the Note when and as the same shall become due and payable in accordance with the provisions of the Note; or

            (b) Default shall be made by Borrowers (i) in the performance or observance of any other of the covenants, conditions or agreements on the part of Borrowers, their respective successors or assigns, set forth herein or in the Note, or (ii) by the existence or occurrence of any Event of Default as defined in the Note; or

            (c) Borrowers fail to satisfy, in any material respect, or otherwise breach any representations, warranties or covenants contained herein or in the Note; or

            (d) The occurrence and continuance of an event of default under the Credit Agreement by and among Borrowers and Senior Lender dated September 7, 1999, as amended or any ancillary document thereto; or

            (e) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging any of the Borrowers bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for any of the Borrowers under the federal bankruptcy laws, or any other similar applicable federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of any of the Borrowers or a substantial part of the property of any of the Borrowers, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force, undischarged and unstayed for a period of 60 days; or any property of any of the Borrowers shall be sequestered or attached and shall not be returned to the possession of any of the Borrowers or released from such attachment within 60 days thereafter; or

            (f) Any of the Borrowers shall institute proceedings to be adjudicated a voluntary bankrupt, or insolvent or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under the federal bankruptcy laws, or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or custodian or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its assets or admit its inability to pay its debts generally as they become due or the making by it of an assignment for the benefit of creditors, or corporate action shall be taken by any of Borrowers in furtherance of any of the aforesaid purposes; or

            (g) The occurrence of any deterioration, depreciation, destruction or impairment of the condition or value of the Collateral, or any part thereof, which causes the Collateral to become unsatisfactory to Secured Party as to its character or value.

Then, in any such case, Secured Party may upon further written notice from Secured Party to Borrowers declare the aggregate principal amount of the Note, and all interest due or to become due, to be due and payable immediately, without demand or notice and upon any such declaration the aggregate principal amount of the Note and said accrued interest shall be immediately due and payable and, Secured Party may thereupon proceed to collect the same and to protect and enforce Secured Party's rights either by suit in equity, or by action at law, or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) or any covenant or agreement contained herein or in the Note or in aid of the exercise of any power granted herein or in the Note, and proceed to enforce the payment of the Note and to enforce any other legal or equitable right of Secured Party.

      4. REMEDIES. Subject to the rights of Senior Lender as set forth in the Subordination Agreement, if any Event of Default shall have occurred and be continuing Secured Party may:

            (a) Secured Party may sell or otherwise dispose of the Collateral as described in Section 5(e) below or exercise any of the rights conferred upon Secured Party under the Note or hereunder without affecting in any way any other rights or remedies to which Secured Party may be entitled;

            (b) Make such payments and do such acts as Secured Party may deem necessary to protect its security interest in the Collateral, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge, claim or lien which is prior to or superior to the security interest granted hereunder, and, in exercising any such powers or authority, pay all expenses incurred in connection therewith, and all funds expended by Secured Party in protecting its security interest shall be deemed additional indebtedness secured by this Security Agreement;

            (c) For the purpose of enforcing any and all rights and remedies under this Security Agreement, Secured Party may (i) require Borrowers to, and each of Borrowers agrees that it will, upon the request of Secured Party, assemble all or any part of the Collateral as directed by Secured Party and make it available at a place designated by Secured Party which is, in Secured Party's opinion, reasonably convenient to Secured Party and Borrowers, whether at the premises of any of Borrowers or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any such Collateral is or may be located and, without charge or liability to Secured Party, seize and remove such Collateral from such premises, (iii) have access to and use Borrowers' books and records, computers and software relating to the Collateral, and (iv) prior to the disposition of any of the

      Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by Borrowers, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by Borrowers;

            (d) Publicly or privately sell or otherwise dispose of the Collateral as described in Section 5(e) below, without necessarily having the Collateral at the place of sale or disposition, and upon terms and in such manner as Secured Party may determine. Secured Party may be a purchaser of the Collateral at any public sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Borrowers reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, and such notice, if given to the Borrowers at least twenty (20) days prior to the date of any public sale or disposition or the date after which any private sale or disposition may occur, shall constitute reasonable notice of such sale or other disposition;

            (e) In accordance with the provisions of Section 5 below, notify any account of Borrowers or any other party obligated on or with respect to any of the Collateral to make payment to Secured Party or its nominee of any amounts due or to become due thereunder or with respect thereto and otherwise perform its obligations with respect to the Collateral on behalf of and for the benefit of Secured Party. Secured Party may enforce collection and performance with respect to any of the Collateral by suit or otherwise, in its own name or in the name of any of Borrowers or a nominee, and surrender, release or exchange all or any part thereof; and compromise, extend or renew (whether or not for longer than the original period) or transfer, assign or endorse for collection or otherwise, any indebtedness or obligation with respect to the Collateral, or evidenced thereby, and upon request of Secured Party, Borrowers will, at their own expense, notify any person obligated on or with respect to any of the Collateral to make payment and performance directly to, in the name of, and on behalf of Secured Party of any amounts or performance due or to become due thereunder or with respect thereto; and

            (f) Exercise any remedies of a Secured Party under the Uniform Commercial Code or any other applicable law.

            (g) Terminate any agreement or commitment of Secured Party for the granting of further credit to Borrowers.

      The proceeds of any sale under this Section 4 shall be applied first to the payment of any sums owing to the Secured Party pursuant to the provisions of the Note and this Security Agreement, with any funds remaining after payment of the foregoing to be paid to Borrowers.

      Secured Party shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Borrowers until full payment of any deficiency has been made in cash.

      5. GENERAL AUTHORITY. Each of Borrowers hereby irrevocably appoints Secured Party its true and lawful attorney-in-fact (whether before or after an Event of Default), with full power of substitution, in the name of Borrowers, Secured Party or otherwise, for the sole use and benefit of Secured Party, but at Borrowers' expense, to exercise, in Secured Party's sole and absolute discretion, at any time all or any of the following powers:

            (a) to file the financing statements, financing statement amendments and continuation statements referred to in Section 2(e),

            (b) to file the Grant of Security Interest in Patents and Grant of Security Interest in Trademarks with the United States Patent and Trademark Office,

            (c) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

            (d) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

            (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if Secured Party were the absolute owner thereof, and

            (f) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral,

provided, however, that the powers described in clauses (c), (d), (e) and (f) above may be exercised by Secured Party only if an Event of Default then exists. The power-of-attorney granted by Borrowers to Secured Party pursuant to this
Section 5 is coupled with an interest and shall be irrevocable during the terms of this Security Agreement.

      6. PRESERVATION OF COLLATERAL BY SECURED PARTY. Should Borrowers fail or refuse to make any payment, perform or observe any other covenant, condition or obligation, or take any other action required by the terms of this Security Agreement or the Note at the time or in the manner provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Borrowers, and without releasing Borrowers from any obligation, covenant or condition hereof or under the Note, make, perform, observe, or take any action as Secured Party may deem necessary to protect its security interest in or receive the value of the Collateral, including, but not limited to, the sale of the Collateral. Furthermore, Secured Party may commence, defend, appeal or otherwise participate in any action or proceeding purporting to affect its security interest in or the value of the Collateral.

      7. NOTICES. All notices, requests, demands or other communication which any party hereto may desire or may be required to give to any other party shall be in writing, and shall be deemed given (i) if and when personally delivered, or on the second business day after being deposited in United States mail registered or certified, postage prepaid, or (ii) if and when sent by facsimile transmission, and addressed to a party at its address set forth below, or to such other address as such party may have designated to all other parties by written notice in accordance herewith:

             If to Secured Party:         Virbac S.A.
                                          13 eme rue LID-BP 27
                                          06511 Carros cedex
                                          France
                                          Attention: Michel Garaudet,
                                          Chief Financial Officer
                                          Facsimile No.: 011 33 492 087 132

             with a copy to:              Virbac S.A.
                                          13 eme rue LID-BP 27
                                          06511 Carros cedex
                                          France
                                          Attention: Gerard Sicsic,
                                          General Counsel
                                          Facsimile No.: 011 33 492 087 132

             If to Borrowers:             Virbac Corporation
                                          3200 Mecham Boulevard
                                          Fort Worth, Texas 76137
                                          United States
                                          Attention: Chief Financial Officer or
                                          Chief Executive Officer
                                          (817)831-8327

             with a copy to:              McGuireWoods LLP
                                          150 North Michigan Avenue
                                          Suite 2500
                                          Chicago, Illinois 60601
                                          Attention: David S. Guin, Esq.
                                          Facsimile No.: (312) 920-7249

      8. WAIVER. By exercising or failing to exercise any of its rights, options or elections hereunder or under the Note, Secured Party shall not be deemed to have waived any breach or default on the part of Borrowers or to have released Borrowers from any of their obligations hereunder or under the Note, unless such waiver or release is in writing and signed by Secured Party. In addition, the waiver by Secured Party of any breach hereof or default in payment of any amounts due under the Note shall not be deemed to constitute a waiver of any succeeding breach or default.

      9. BINDING AGREEMENT. This Security Agreement and the Note shall be binding upon Borrowers, its successors and assigns and all other persons or entities claiming under or through Borrowers, and the word "Borrowers," when used herein, shall include all such persons or entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Security Agreement. The word "Secured Party," when used herein, shall include Secured Party's successors and assigns, including all other holders, from time to time, of the Note.

      10. GOVERNING LAW; INTERPRETATION WAIVER OF JULY TRIAL. This Security Agreement shall be governed by the laws of the State of Delaware. Wherever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. Time is of the essence in this Security Agreement. The Secured Party and each of the Borrowers waive trial by jury in any dispute arising from, under or in connection with this Security Agreement.

      11. MISCELLANEOUS.

            (a) Amendment. Neither this Security Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral be released, except by an instrument in writing duly signed by or on behalf of Secured Party hereunder.

            (b) Survival of Representations and Warranties. All representations, warranties and covenants of Borrowers made in this Security Agreement and the Note shall survive until all of the obligations of Borrowers under the Note shall have been fully paid and satisfied.

            (c) Headings. The Section headings are used herein for convenience of reference only and shall not define or limit the provisions of this Security Agreement.

            (d) Further Assurances. Each of Borrowers agrees that it will take all such further actions, including, but not limited to, the filing of UCC financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary to perfect and preserve the security interests granted or purported to be granted hereby. With respect to the foregoing and the grant of the security interest hereunder, each of Borrowers hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrowers where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each of Borrowers further agrees to furnish to Secured Party, from time to time, at Secured Party's request, statements and schedules further identifying and describing the Collateral and such other books, records and reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail. Each of Borrowers shall maintain books and records showing the Collateral in accordance with sound accounting and management practices. Secured Party shall have the right to examine each of Borrowers' books and records upon reasonable prior notice and during normal business hours at any time.

            (e) Expenses. Borrowers will upon demand pay to Secured Party the amount of any and all expenses, including the fees, expenses and disbursements of its counsel, and of any experts or agents which Secured Party may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral,
      (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Borrowers to perform or observe any of the provisions hereof. Notwithstanding the forgoing, all expenses of the Secured Party as provided above shall be treated as advances of principal and shall accrue interest in accordance with the provisions of Section 4(b) of the Note.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       BORROWERS:

                                       VIRBAC CORPORATION
                                       A DELAWARE CORPORATION

                                       By: /s/ David G. Eller
                                           ------------------
                                       Name: DAVID G. ELLER
                                       Title: PRESIDENT

                                       PM RESOURCES, INC.
                                       A MISSOURI CORPORATION

                                       By: /s/ David G. Eller
                                           ------------------
                                       Name: DAVID G. ELLER
                                       Title: PRESIDENT

                                       ST. JON LABORATORIES, INC.
                                       A CALIFORNIA CORPORATION

                                       By: /s/ David G. Eller
                                           ------------------
                                       Name: DAVID G. ELLER
                                       Title: PRESIDENT

                                       FRANCODEX LABORATORIES, INC.
                                       A KANSAS CORPORATION

                                       By: /s/ David G. Eller
                                           ------------------
                                       Name: DAVID G. ELLER
                                       Title: PRESIDENT

                                       DELMARVA LABORATORIES, INC.
                                       A VIRGINIA CORPORATION

                                       By: /s/ David G. Eller
                                           ------------------
                                       Name: DAVID G. ELLER
                                       Title: PRESIDENT

                                       VIRBAC AH, INC.
                                       A DELAWARE CORPORATION

                                       By: /s/ David G. Eller
                                           ------------------
                                       Name: DAVID G. ELLER
                                       Title: PRESIDENT

                                       SECURED PARTY:

                                       VIRBAC S. A.
                                       A COMPANY ORGANIZED UNDER THE LAWS OF
                                       THE REPUBLIC OF FRANCE

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       VIRBAC AH, INC.
                                       A DELAWARE CORPORATION

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       SECURED PARTY:

                                       VIRBAC S. A.
                                       A COMPANY ORGANIZED UNDER THE LAWS OF
                                       THE REPUBLIC OF FRANCE

                                       By: /s/ Eric Maree
                                           -------------------------------------
                                       Name: Eric Maree
                                       Title: President of the Management Board

APPROUVE PAR SERVICE JURIDIQUE
APPROVED BY LEGAL DEPARTMENT

                                    EXHIBIT A

DEBTORS: Virbac Corporation, PM Resources, Inc., St. Jon Laboratories, Inc., Francodex Laboratories, Inc., Delmarva Laboratories, Inc., Virbac AH, Inc.

SECURED PARTY:    Virbac S. A.

                            DESCRIPTION OF COLLATERAL

      The term "Collateral" shall mean, and the Collateral shall include all assets and rights of the Borrowers, including, without limitation, all:

      (a)   inventory;

      (b) accounts or notes receivable, accounts, including deposit accounts, drafts and other obligations and/or indebtedness owing to Borrowers;

      (c) contract rights, books, records, chattel paper documents and instruments;

      (d)   motor vehicles, equipment, machinery;

      (e) all patents, patent applications and other related rights including but not limited to, trust patents, patent applications and other rights;

      (f) all trademarks, service marks, applications for trademarks, or service marks and other related rights including but not limited to, those trademarks, service marks, application for trademarks and service marks and other related rights;

      (g) all product registration, product registration dossiers, permits, franchises, certificates, authorizations and approvals, application for the same and other related rights, including but not limited to, the product registration, permits, franchises, certificates, authorizations and approvals, applications for the same and other related rights;

      (h) all of Borrowers' other intellectual proprietary rights and all other proprietary rights and confidential information, technology, processes, technical and scientific data, trade secrets, computer programs, source codes, customer lists, sales literature, catalogs, price lists, formulas and trial results and other similar rights or information;

in each case whether now owned or hereafter acquired by Borrowers and whether now existing or hereafter created or arising and including all addition, replacements, authorizations and accessories, all goodwill associated therewith and any and all products, proceeds and revenues derived therefrom.

                             SUBORDINATION AGREEMENT

      1. To induce FIRST BANK ("Lender"), to now or hereafter lend or advance monies, issue letters of credit and/or otherwise extend credit to or for the account of VIRBAC CORPORATION, a Delaware corporation ("Virbac"), PM RESOURCES, INC., a Missouri corporation ("PM Resources"), ST. JON LABORATORIES, INC., a California corporation ("St. JON"), FRANCODEX LABORATORIES, INC., a Kansas corporation ("Francodex"), VIRBAC AH, INC., a Delaware corporation ("Virbac AH,"), and DELMARVA LABORATORIES, INC., a Virginia corporation ("Delmarva," and collectively with Virbac, PM Resources, St. JON, Francodex and Virbac AH referred to herein as the "Borrowers"), and to better secure Lender in respect thereof, the undersigned, VIRBAC S. A., a business organized under the laws of the Republic of France (the "Subordinating Creditor"), agrees to and hereby subordinates the payment and performance of any and all indebtedness (principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy or insolvency proceeding by or against Borrowers, or any of them, whether or not allowed in such proceeding), fees, collection costs and expenses and other amounts), liabilities and obligations (including, without limitation, guaranty obligations and indemnity obligations) which Borrowers, or any of them, may now or at any time or times hereafter owe to the Subordinating Creditor, including, without limitation, the present and future indebtedness (principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy or insolvency proceeding by or against Borrowers, or any of them, whether or not allowed in such proceeding), fees, collection costs and expenses and other amounts), liabilities and obligations of Borrowers, or any of them, to the Subordinating Creditor evidenced by or arising under or in respect of that certain Virbac Corporation Secured Subordinated Promissory Note of Borrowers dated April 9, 2004 and payable to the order of the Subordinating Creditor in the original principal amount of $3,000,000.00 (the "Subordinated Note"), as the same may from time to time be amended, modified, extended, renewed or restated (hereinafter collectively referred to as the "Subordinated Indebtedness") together with any and all guaranties, collateral and other security, if any, for the payment of any of the Subordinated Indebtedness, to any and all indebtedness (principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy or insolvency proceeding by or against Borrowers, or any of them, whether or not allowed in such proceeding), fees, collection costs and expenses and other amounts), liabilities and obligations (including, without limitation, guaranty obligations, letter of credit reimbursement obligations and indemnity obligations) which Borrowers, or any of them, may now or at any time or times hereafter owe to Lender, including, without limitation, the present and future indebtedness (principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy or insolvency proceeding by or against Borrowers, or any of them, whether or not allowed in such proceeding), fees, collection costs and expenses and other amounts), liabilities and obligations (including, without limitation, guaranty obligations, letter of credit reimbursement obligations and indemnity obligations) of Borrowers to Lender evidenced by or arising under or in respect of (a) that certain Credit Agreement dated as of September 7, 1999 made by and among Borrowers and Lender, as previously amended and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Senior Loan Agreement"; all capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Senior Loan Agreement), (b) that certain Revolving Credit Note dated September 3, 2003 in the original principal amount of up to Thirty Million Dollars ($30,000,000.00) made by Borrowers payable to the order of Lender as therein set forth, as previously amended and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Note"), and/or (c) any of the other Transaction Documents (hereinafter collectively referred to as the "Senior Indebtedness").

      2. The Subordinating Creditor hereby covenants and agrees with Lender that, except for the payment of the Permitted Payments to the extent permitted by Paragraph 3 of this Agreement, Borrowers will not pay, and the Subordinating Creditor will not demand or accept payment of or assert or seek to enforce against any of the Borrowers, any of the Subordinated Indebtedness (principal, interest, fees, collection costs and expenses and/or other amounts) or any guaranties, collateral or other security thereto appertaining unless and until (a) all of the Senior Indebtedness has been fully, finally and indefeasibly paid in cash, (b) all financing arrangements and commitments between Lender and Borrowers relating to the creation and/or incurrence of any of the Senior Indebtedness have been terminated, (c) no letters of credit issued by Lender for the account of and/or upon the application of any of the Borrowers remain outstanding and (d) the Senior Loan Agreement has expired or been terminated in accordance with its terms.

      3. So long as no Default or Event of Default under or within the meaning of the Senior Loan Agreement has occurred and is continuing or would be created by or result from such payment, Borrowers may pay to the Subordinating Creditor, and the Subordinating Creditor may accept from Borrowers: (i) regularly scheduled payments of interest only, when due, on the Subordinated Note and past due payments of interest on the Subordinated Note (which shall not include any payments due or past due as a result of any acceleration of the Subordinated
Note), and (ii) in the event of an equity offering is made by Virbac Corporation, provided the net proceeds received by Virbac from such equity offering are used, first, to repay any and all overadvance amounts (i.e. the amount by which Borrowers' outstanding Senior Indebtedness then exceeds their Borrowing Base under the Senior Loan Agreement and the Note) and repayment of such overadvance amounts has been acknowledged by Lender in writing, then the remainder of such net proceeds from any such equity offering by Virbac may be used to repay the principal of the Subordinated Indebtedness (collectively (i) and (ii) are referred to herein as the "Permitted Payments"). The Subordinating Creditor hereby acknowledges and agrees that (a) the Subordinated Note may not be modified or amended without the prior written consent of Lender, (b) payments of principal on the Subordinated Note shall not be Permitted Payments except upon the conditions set forth in clause (ii) above, (c) prepayments of the Subordinated Note shall not be Permitted Payments except upon the conditions set forth in clause (ii) above, and (d) payments pursuant to any acceleration of the Subordinated Note shall not be Permitted Payments. Notwithstanding the foregoing, the Subordinating Creditor shall have no right to enforce payment of any of the Permitted Payments against any of the Borrowers, or to otherwise take any action against any of the Borrowers or any property or assets of any of the Borrowers (including, without limitation, any property or assets of any Borrower pledged as collateral to secure any of the Senior Indebtedness), unless and until (a) all of the Senior Indebtedness has been fully, finally and indefeasibly paid in cash, (b) all financing arrangements and commitments between Lender and Borrowers relating to the creation and/or incurrence of any of the Senior Indebtedness have been terminated, (c) no letters of credit issued by Lender for the account of and/or upon the application of any of the Borrowers remain outstanding and (d) the Senior Loan Agreement has expired or been terminated in accordance with its terms.

      4. In the event any of the Borrowers makes any assignment or other arrangement for the benefit of its creditors or any bankruptcy, receivership, reorganization, dissolution, insolvency or other similar proceeding is filed or otherwise initiated by, against or involving any Borrower (each, a "Proceeding"), (a) all of the Senior Indebtedness shall first be paid in full in cash before any payment shall be made on or with respect to any of the Subordinated Indebtedness, (b) any payment which, but for the terms of this Agreement, would be payable or deliverable on or in respect of any of the Subordinated Indebtedness shall be paid or delivered directly to Lender to be applied as a payment on the Senior Indebtedness (or, at Lender's option, as collateral for any outstanding Senior Indebtedness) until (i) all of the Senior Indebtedness has been fully, finally and indefeasibly paid in cash, (ii) all financing arrangements and commitments between Lender and the Borrowers relating to the creation and/or incurrence of any of the Senior Indebtedness have been terminated, (iii) no letters of credit issued by Lender for the account of and/or upon the application of any of the Borrowers remain outstanding and (iv) the Senior Loan Agreement has expired or been terminated in accordance with its terms, and the

Subordinating Creditor hereby irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and other having authority in the premises to effect all such payments and deliveries and further irrevocably authorizes and empowers Lender to demand, sue for, collect and receive each and every such payment or distribution, (c) the Subordinating Creditor hereby agrees to execute and deliver to Lender or its representatives all such further agreements, documents and instruments as may from time to time be requested by Lender confirming the authorizations referred to in the foregoing clause (b), (d) the Subordinating Creditor hereby expressly consents to the granting by the Borrowers to Lender of security interests in and/or liens on any or all of each such Borrower's now owned and/or hereafter acquired property and assets in connection with any financing provided to Borrowers by Lender after the commencement of such Proceeding and (e) the Subordinating Creditor hereby irrevocably authorizes, empowers and appoints Lender as its agent and attorney-in-fact (i) to execute, verify, deliver and file such proofs of claim in respect of the Subordinated Indebtedness in connection with such Proceeding if the Subordinating Creditor fails to do so at least five (5) Business Days prior to the bar date for filing such proofs of claim and (ii) to vote such proofs of claim in such Proceeding if the Subordinating Creditor fails to do so at least five (5) Business Days prior to the bar date for voting such proofs of claim.

      The Senior Indebtedness shall continue to be treated as Senior Indebtedness and the provisions of this Agreement shall continue to govern the relative rights and priorities of Lender and the Subordinating Creditor even if
(a) all or part of the security interests and/or liens of Lender in or on any or all of the Senior Collateral are subordinated, set aside, avoided or disallowed in connection with any Proceeding, (b) all or any part of the Senior Indebtedness is subordinated, set aside, avoided or disallowed in connection with any Proceeding as a result of the fraudulent conveyance or fraudulent transfer provisions under the United States Bankruptcy Code or under any state, local or foreign fraudulent conveyance or fraudulent transfer statute and/or (c) any interest on any or all of the Senior Indebtedness following the commencement of such Proceeding is otherwise disallowed.

      5. The Subordinating Creditor hereby agrees that if any payment or payments are made to or accepted by the Subordinating Creditor in violation of this Agreement, such payment or payments (a) shall not be commingled with any other property or assets of the Subordinating Creditor, (b) shall be held in trust by the Subordinating Creditor for the benefit of Lender and (c) shall be paid over to Lender in precisely the form received, with any necessary endorsement of the Subordinating Creditor, as a payment on the Senior Indebtedness (or, at Lender's option, as collateral for any outstanding Senior Indebtedness). Any payments or other amounts received by the Subordinating Creditor which are required to be turned over or otherwise remitted by the Subordinating Creditor to Lender pursuant to the terms of this Agreement shall not be deemed to be payments on the Subordinated Indebtedness.

      6. The Subordinating Creditor hereby acknowledges and agrees that irrespective of (a) the time, order, manner or method of creation, attachment or perfection of the respective security interests and/or liens granted to the Subordinating Creditor or Lender in or on any or all of the property or assets of any of the Borrowers, (b) the time or manner of the recording or filing of their respective deeds of trust, mortgages, financing statements and/or other security documents, (c) the possession of any collateral, (d) the dating, execution or delivery of any agreement granting the Subordinating Creditor or Lender security interests in and/or liens upon any property or assets of any of the Borrowers and/or (e) any provision of the Uniform Commercial Code(s) of the applicable jurisdictions or other applicable law to the contrary, any and all security interests, liens, rights and interests of the Subordinating Creditor, whether now existing or hereafter arising, in or on any or all of the property and/or assets of any of the Borrowers shall be and hereby are subordinated to any and all security interests, liens, rights and interests of Lender in or on any or all of the property and/or assets of any of the Borrowers, whether now existing and/or hereafter arising.

      The Subordinating Creditor hereby agrees that any collection, sale or other disposition of any or all of the property or assets of any of the Borrowers which secure the payment of any or all of the Senior Indebtedness (collectively, the "Senior Collateral") by Lender (whether pursuant to the Uniform Commercial Code or otherwise) shall be free and clear of any and all security interests, liens, claims and/or rights of the Subordinating Creditor in such Senior Collateral. At the request of Lender, the Subordinating Creditor shall promptly provide Lender with any necessary or appropriate releases to permit the collection, sale or other disposition of any or all of the Senior Collateral by Lender free and clear of the Subordinating Creditor's security interests and liens. In addition, at the request of Lender, the Subordinating Creditor shall promptly release any and all security interests, liens, claims and/or rights which it may have on or in the applicable Senior Collateral to facilitate the collection, sale or other disposition of such Senior Collateral by Borrowers so long as the proceeds of such sale or other distribution are applied first to the payment of the Senior Indebtedness and any excess is then applied to the payment of the Subordinated Indebtedness to the extent the same is secured by such Senior Collateral.

      In the event of the occurrence of any casualty with respect to any of the Senior Collateral, the Subordinating Creditor agrees that Lender shall have the sole and exclusive right to adjust, compromise or settle any such loss with the insurer thereof, and to collect and receive the proceeds from such insurer. Any insurer shall be fully protected if it acts in reliance on the provisions of this paragraph.

      7. The Subordinating Creditor hereby represents and warrants to, and covenants and agrees with, Lender that (a) the Subordinating Creditor has not assigned or transferred any of the Subordinated Indebtedness or any interest therein or any guaranties, collateral or other security therefore to any other person or entity, (b) the Subordinating Creditor will not make any assignment or transfer of any of the Subordinated Indebtedness unless (i) the Subordinating Creditor gives Lender at least ten (10) days prior written notice of the proposed assignment or transfer, (ii) such assignment or transfer is made expressly subject to the terms, provisions and conditions of this Agreement and
(iii) the assignee or transferee of such Subordinated Indebtedness agrees in writing to be bound by the terms, provisions and conditions of this Agreement and (c) any notes, agreements or other documents now or hereafter taken to evidence any of the Subordinated Indebtedness (including, without limitation, the Subordinated Note) will be endorsed with the following legend "THIS INSTRUMENT IS SUBJECT TO A SUBORDINATION AGREEMENT IN FAVOR OF FIRST BANK DATED AS OF APRIL 9, 2004." Lender agrees that the Subordinated Indebtedness may be refinanced by Borrowers with another lender (other than Subordinating Creditor) provided such other lender executes a subordination agreement in favor of the Lender in the same form as this Agreement or another subordination or intercreditor agreement with terms deemed satisfactory to the Lender in its sole discretion. Provided the Borrowers and the lender providing any such replacement financing of the Subordinated Indebtedness shall have complied with the requirements of the preceding sentence, Lender agrees that the proceeds of such refinancing may be used to repay the Subordinated Indebtedness notwithstanding any of the other terms of this Agreement.

      8. The Subordinating Creditor hereby agrees that it will not, without the prior written consent of Lender, agree to any amendment or modification of, or supplement to, any of the agreements, documents or instruments evidencing, securing, guaranteeing the payment of or otherwise relating to any of the Subordinated Indebtedness.

      9. The Subordinating Creditor hereby waives notice of acceptance hereof, notice of the creation of any of the Senior Indebtedness, the giving or extension of credit by Lender to Borrowers or the taking or releasing of guaranties, collateral or other security for the payment thereof, and hereby waives presentment, demand, protest, notice of protest or default and all other notices to which the Subordinating Creditor might otherwise be entitled.

      10. The Subordinating Creditor hereby represents and warrants to, and covenants and agrees with, Lender that (a) to the knowledge of the Subordinating Creditor no default or event of default under or within the meaning of any agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any of the Subordinated Indebtedness has occurred and is continuing, (b) as of the date of this Agreement, (i) the outstanding principal balance of the Subordinated Note is $3,000,000.00 and (ii) no interest has been paid on the Subordinated Note through the date hereof, (c) the Subordinating Creditor will give Lender prompt written notice of (i) the declaration by the Subordinating Creditor of any default or event of default under any agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any of the Subordinated Indebtedness and
(ii) the cure or waiver of any such default or event of default and (d) the Subordinating Creditor will not to oppose, interfere with or otherwise attempt to prevent Lender from enforcing its security interests in and/or liens on any of the Senior Collateral or otherwise realizing upon any of the Senior Collateral.

      11. The Subordinating Creditor hereby waives any and all rights to (a) require Lender to marshal any property or assets of any of the Borrowers or to resort to any of the property or assets of any of the Borrowers in any particular order or manner, (b) require Lender to enforce any guaranty or any security interest or lien given by any person or entity other than any Borrower to secure the payment of any or all of the Senior Indebtedness as a condition precedent or concurrent to taking any action against or with respect to any of the Borrowers and/or any of the Senior Collateral and/or (c) bring any action to contest the validity, legality, enforceability, perfection, priority or avoidability of any of the Senior Indebtedness, any agreements, documents or instruments evidencing, securing, guaranteeing the payment of and/or otherwise relating to any of the Senior Indebtedness and/or any of the security interests and/or liens of Lender in or on any of the Senior Collateral.

      12. The Subordinating Creditor hereby represents and warrants to Lender that: (a) the Subordinating Creditor is a company duly organized, validly existing and in good standing under the laws of the Republic of France; (b) the execution, delivery and performance by the Subordinating Creditor of this Agreement are within the powers of the Subordinating Creditor, have been duly authorized by all necessary action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other person or entity;
(c) the execution, delivery and performance by the Subordinating Creditor of this Agreement do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation, Bylaws or other charter or organizational documents of the Subordinating Creditor, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which the Subordinating Creditor is a party or by which the Subordinating Creditor or any of its property or assets is bound or to which the Subordinating Creditor or any of its property or assets is subject; and (d) this Agreement has been duly executed and delivered by the Subordinating Creditor and constitutes the legal, valid and binding obligation of the Subordinating Creditor enforceable against the Subordinating Creditor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      13. In the event of any inconsistency or conflict between any term, provision, condition or covenant contained in this Agreement and any term, provision, condition or covenant contained in any agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any of the Subordinated Indebtedness, the terms, provisions, conditions and covenants contained in this Agreement shall govern and control.

      14. This Agreement shall remain in full force and effect notwithstanding the filing of a petition for relief by or against any of the Borrowers under the United States Bankruptcy Code and shall apply with full force and effect with respect to all of the Senior Collateral acquired by any of the Borrowers, and to all additional Senior Indebtedness incurred by any of the Borrowers, subsequent to the date of said petition.

      15. Lender may at any time and from time to time (a) enter into such agreements with Borrowers, or any of them, as Lender may deem proper (i) increasing or decreasing the principal amount of, extending the time of payment of and/or renewing or otherwise amending or altering the terms (including, without limitation, the payment terms and/or the interest rates) of any or all of the Senior Indebtedness and/or (ii) amending, modifying, extending, renewing, restating or otherwise altering the terms of the Senior Loan Agreement, any of the other Transaction Documents and/or any other present or future agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any of the Senior Indebtedness, (b) exchange, sell, release, surrender or otherwise deal with any or all of the Senior Collateral and/or (c) release or otherwise deal with any guarantor(s) of any or all of the Senior Indebtedness, all without notice to or consent of the Subordinating Creditor and without in any way compromising or affecting this Agreement.

      16. All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement. The Subordinating Creditor hereby expressly waives notice of the acceptance by Lender of the provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement. The Subordinating Creditor hereby agrees that Lender has not made any representation or warranty with respect to (a) the due execution, legality, validity, completeness or enforceability of the Senior Loan Agreement, any of the other Transaction Documents and/or any other present or future agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any of the Senior Indebtedness, (b) the creation, attachment, perfection or priority of any security interests or liens purporting to secure any or all of the Senior Indebtedness or (c) the collectibility of any of the Senior Indebtedness. Lender shall be entitled to manage and supervise its credit facilities with Borrowers in accordance with applicable law and its usual business practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that the Subordinating Creditor may have now or hereafter in or to any of the property or assets of any of the Borrowers.

      17. The Subordinating Creditor hereby assumes responsibility for keeping itself informed of the financial condition of each of the Borrowers and any guarantors of the Subordinated Indebtedness and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Indebtedness that diligent inquiry would reveal and the Subordinating Creditor hereby agrees that Lender shall not have any duty to advise the Subordinating Creditor of any information regarding such condition or any such circumstances.

      18. This Agreement shall remain in full force and effect until (a) all of the Senior Indebtedness has been fully, finally and indefeasibly paid in cash,
(b) all financing arrangements and commitments between Lender and the Borrowers relating to the creation and/or incurrence of any of the Senior Indebtedness have been terminated, (c) no letters of credit issued by Lender for the account of and/or upon the application of any of the Borrowers remain outstanding and
(d) the Senior Loan Agreement has expired or been terminated in accordance with its terms. This is a continuing agreement of subordination and Lender may continue to extend credit or other financial accommodations and loan monies to or for the benefit of Borrowers, or any of them, on the faith hereof, without notice to or the consent of the

Subordinating Creditor. To the extent that any Borrower, any guarantor of or provider of collateral for any of the Senior Indebtedness or any other person or entity makes any payment on or in respect of any of the Senior Indebtedness that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy, insolvency or reorganization act, state or federal law, common law, equitable cause or otherwise (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Indebtedness that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from Lender, an Event of Default under the Senior Loan Agreement shall be deemed to have occurred on the date of the initial receipt of such Voided Payment by Lender and to have continued until the full amount of such Voided Payment is restored to Lender. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Indebtedness. To the extent that the Subordinating Creditor has received any payments on or with respect to any the Subordinated Indebtedness subsequent to the date of the initial receipt of such Voided Payment by Lender and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law, equitable cause or otherwise, the Subordinating Creditor hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of Lender, and the Subordinating Creditor hereby agrees to pay to Lender, upon demand, the full amount so received by the Subordinating Creditor during such period of time to the extent necessary fully to restore to Lender the amount of such Voided Payment.

      19. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of the Subordinating Creditor and Lender. Any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

      20. No failure or delay on the part of Lender in the exercise of any power, right, remedy or privilege under this Agreement shall impair such power, right, remedy or privilege or shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right, remedy or privilege preclude any other or further exercise of any other power, right, remedy or privilege. The waiver of any such right, power, remedy or privilege with respect to particular facts and circumstances shall not be deemed to be a waiver with respect to other facts and circumstances.

      21. Any notice, request, demand, consent, confirmation or other communication under this Agreement shall be in writing and delivered in person or sent by telecopy, recognized overnight courier or registered or certified mail, return receipt requested and postage prepaid, if to the Subordinating Creditor, to its address or telecopy number set forth on the signature page(s) of this Agreement and if to Lender, to 135 North Meramec, St. Louis, Missouri 63105, Attention: Traci Dodson, Vice President, Telecopy No. (314) 854-5454, or to such other address or telecopy number as any such party may designate as its address or telecopy number for communications under this Agreement by notice so given. Such notices shall be deemed effective on the day on which delivered if delivered in person or sent by telecopy, on the first (1st) Business Day after the day on which sent, if sent by recognized overnight courier or on the third
(3rd) Business Day after the day on which mailed, if sent by registered or certified mail.

      22. The Subordinating Creditor hereby agrees to do such further acts and things and to execute and deliver such additional agreements, documents, instruments and consents as may be necessary or as Lender may from time to time reasonably request to effect the subordinations contemplated by this Agreement.

      23. This Agreement shall be binding upon and inure to the benefit of the Subordinating Creditor and Lender and their respective successors and assigns.

      24. In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      25. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles). THE SUBORDINATING CREDITOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT SITTING IN THE COUNTY OF ST. LOUIS, MISSOURI OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION, AS LENDER MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ALL CLAIMS IN RESPECT TO ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS, (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THE SUBORDINATING CREDITOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (D) WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (E) WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH THE SUBORDINATING CREDITOR MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. THE SUBORDINATING CREDITOR (AND BY ITS ACCEPTANCE HEREOF, LENDER) HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH THE SUBORDINATING CREDITOR AND LENDER ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

      26. Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other parties. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

      27. This Agreement may be executed in any number of counterparts (including telecopy counterparts) and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

      IN WITNESS WHEREOF, the Subordinating Creditor has executed this Subordination Agreement as of the 9th day of April, 2004.

                               VIRBAC S. A.

                               By: /s/ Eric Maree
                                  ---------------------------------
                               Name: Eric Maree
                               Title: President of Management Board

                               Address:

                                       13 eme rue LID-BP 27
                                       06511 Carros cedex
                                       France
                                       Attention: Gerard Sicsic, General Counsel

                               Telecopy No.: 011 33 492 087 132

APPROUVE PAR SERVICE JURIDIQUE
APPROVED BY LEGAL DEPARTMENT

      The undersigned hereby consent to the foregoing Subordination Agreement and agree in all respects to be bound thereby and to keep, observe and perform the several matters and things therein intended of them to be done, and particularly each of the undersigned agrees not to make any payment contrary to the foregoing Subordination Agreement. Any breach by the undersigned of any of the terms, provisions or conditions contained herein or in the foregoing Subordination Agreement shall constitute an "Event of Default" (as defined therein) under and within the meaning of the Senior Loan Agreement (as defined in the foregoing Subordination Agreement). The undersigned hereby acknowledge and agree that any payments or other amounts received by the Subordinating Creditor which are required to be turned over or otherwise remitted by the Subordinating Creditor to Lender pursuant to the terms of the foregoing Subordination Agreement shall not be deemed to be payments on the Subordinated Indebtedness.

      Executed as of the___day of April, 2004.

                                           VIRBAC CORPORATION
                                           PM RESOURCES, INC.
                                           ST. JON LABORATORIES, INC.
                                           VIRBAC AH, INC.
                                           FRANCODEX LABORATORIES, INC.
                                           DELMARVA LABORATORIES, INC.

                                           By: _________________________________
                                               David G. Eller, President

      IN WITNESS WHEREOF, the Subordinating Creditor has executed this Subordination Agreement as of the_____day of April, 2004.

                               VIRBAC S. A.

                               By: _____________________________________
                               Name: ___________________________________
                               Title: __________________________________

                               Address:

                                       13 eme rue LID-BP 27
                                       06511 Carros cedex
                                       France
                                       Attention: Gerard Sicsic, General Counsel

                               Telecopy No.: 011 33 492 087 132

      The undersigned hereby consent to the foregoing Subordination Agreement and agree in all respects to be bound thereby and to keep, observe and perform the several matters and things therein intended of them to be done, and particularly each of the undersigned agrees not to make any payment contrary to the foregoing Subordination Agreement. Any breach by the undersigned of any of the terms, provisions or conditions contained herein or in the foregoing Subordination Agreement shall constitute an "Event of Default" (as defined therein) under and within the meaning of the Senior Loan Agreement (as defined in the foregoing Subordination Agreement). The undersigned hereby acknowledge and agree that any payments or other amounts received by the Subordinating Creditor which are required to be turned over or otherwise remitted by the Subordinating Creditor to Lender pursuant to the terms of the foregoing Subordination Agreement shall not be deemed to be payments on the Subordinated Indebtedness.

      Executed as of the 9th day of April, 2004.

                               VIRBAC CORPORATION
                               PM RESOURCES, INC.
                               ST. JON LABORATORIES, INC.
                               VIRBAC AH, INC.
                               FRANCODEX LABORATORIES, INC.
                               DELMARVA LABORATORIES, INC.

                               By: /s/ David G. Eller
                                   -------------------------------------
                                   David G. Eller, President

                                      -9-